Exhibit 99.1

MCEWEN MINING BLACK FOX 2018 EXPLORATION OUTLOOK

TORONTO, Jan 17, 2018 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) acquired the Black Fox Complex in October 2017 in a strategic investment that increases our gold production, provides excess milling capacity, and significantly expands our mineral resource base and exploration potential in the Timmins district of Canada. Exploration is the principal focus at Black Fox for 2018. A $10 million property-wide exploration program that will include approximately 330,000 feet (100,000 metres) of drilling is underway. The main objectives are to test for extensions of existing resources, follow-up on significant drill results, and to investigate new exploration targets.

The Black Fox Complex is composed of two land packages that cover 7 miles (11 km) along the prolific Porcupine-Destor Fault, known internationally as the ‘Golden Highway’. The combined production from the purchased properties totals over 950,000 ounces of gold. The Black Fox mine was initially in production from 1997 to 2001. It was re-commissioned in 2009 and has operated continuously since then, producing a total of 821,000 ounces of gold from an open pit and underground mine. Although there is a history of exploration and production, the land packages appear underexplored to depth and along trends. The 2018 exploration budget has been almost tripled from the previous year and will consist of approximately 200,000 feet (60,000 m) of surface drilling and 130,000 feet (40,000 m) of underground exploration and delineation drilling.

“We are very pleased with the addition of the Black Fox Complex to our portfolio and to announce an aggressive exploration program to assess the full potential of the property.

Black Fox has all the criteria characteristic of great exploration projects including: prime location within a prolific mining region, high gold endowment, presence of high-grade mineralization, multiple prospective structural trends, as well as various styles of mineralization and host rock types.

Despite successful past exploration, the property remains largely under-explored and the upside potential is considered excellent. We anticipate that our 2018 exploration program will result in the growth of known deposits, and lead to new discoveries of gold and base metal mineralization.” - Sylvain Guerard, Senior Vice-President Exploration.

When McEwen purchased the Black Fox Complex, the last release of exploration results had occurred one year earlier in Q3 2016, and there was a significant backlog of unassayed drill core. Therefore, this release includes the undisclosed results from late 2016 and 2017, along with new drill results generated since the purchase (see Tables 1 to 3 for complete drill information).

2017 Black Fox Mine Exploration Highlights

In 2017, Black Fox underground exploration was focused on extensions of existing resources proximal to the mine infrastructure, and areas below and along the flanks of the deposit where potential exists for new discoveries. Through this exploration program, several advanced development targets including the High Quartz (HQ), extensions of the Deep Central (DC), and the Far East zones, were brought into the conceptual mine plan. Additional exploration targets include the Far West, Gap, and deeper below the DC (see Figure 1).

High Quartz (HQ)

Drilling in the HQ, carried out from an exploration drift at the 1,700 ft (520 m) elevation, and targeting mineralization at the 2,000-2,600 ft (600-800 m) elevation, had positive results. Highlights of this drilling include:

•                  Hole 520-EX286-05 grading 43.6 g/t gold over 1.61 m, 330 ft (100 m) west of the DC, centered on the 2,300 ft (700 m) elevation.

McEwen Mining Inc.

Deep Central (DC)

Exploration drilling was directed down plunge of the DC and tested for extensions at 2,600-4,000 ft (800-1200 m) elevation. This drilling proved technically challenging from available drill stations due to poor ground conditions. Highlights of this drilling include:

•                  Hole 520-EX346-17 grading 7.2 g/t gold over 3.89 m at the 3,000 ft (910 m) elevation; and

•                  Hole 520EX-346-23 grading 39.6 g/t gold over 5.13 m at the 2,700 ft (830 m) elevation.

Definition drilling within the known resource at the DC returned some notable results including:

•                  Hole 680-F115-09 grading 77.3 g/t gold over 4.02 m (not true width) at the 2,800 ft (840 m) elevation; and

•                  Hole 520-EX346-35 grading 29.5 g/t gold over 1.72 m at the 2,200 ft (675 m) elevation.

Down dip drilling (i.e. parallel to the mineralization) collared from development at the 2,400 ft (740 m) elevation was used to drill over 650 ft (200 m) below the modeled DC mineralization envelope. This method allowed rapid coverage vertically beneath existing mineralization and helped demonstrate continuity, while avoiding difficult ground conditions. Results were positive and will be followed-up with drilling focused across strike to delineate additional mineralization. Highlights of this drilling include:

•                  Hole 740-L275-71, which had six significant intervals, including 41.0 g/t gold over 1.75 m, followed by 36.9 g/t gold over 6.1 m, and 27.2 g/t gold over 4.0 m, and 23.2 g/t gold over 1.56 m, and 223.7 g/t gold over 9.2 m, and 15.5 g/t gold over 1.25 m (not true widths).

Far East

Far East is a zone of mineralization plunging shallowly to the southwest and located 500 ft (150 m) east of the mine workings. Previous drilling was done at poor angles and was complicated by a swarm of diabase dykes cutting the mineralization. Recent drilling has intersected intense alteration, quartz carbonate veining, as well as sulfide and gold mineralization, which are all indicators of the potential for economic gold mineralization. Highlights of this drilling include:

•                  Hole 520-EX662-07 grading 23.3 g/t gold over 3.00 m.

Gap

Recent drilling in the Gap, located between the East and West Black Fox mining zones above the 1,600 ft (490 m) elevation, intersected a mineralized zone between two vein swarms, returning encouraging results in two of seven holes. Highlights of this drilling include:

•                  Hole 490-L164-83 grading 16.3 g/t gold over 4.54 m (not true width) at approximately the 1,500 ft (470 m) elevation; and

•                  Hole 490-L164-87 grading 25.0 g/t gold over 1.00 m, followed by 25.6 g/t gold over 1.0 m, and 46.7 g/t gold over 1.84 m (not true widths) at approximately the 1,200 ft (370 m) elevation.

Far West

Drilling in the Far West was carried out from an exploration drift at the 1,700 ft (520 m) elevation, and targeted mineralization at the 2,000-2,600 ft (600-800 m) elevation. Results were positive, highlights of this drilling include:

•                  Hole 520-EX290-02 grading 87.3 g/t gold over 1.15 m, located 1,000 ft (300 m) west of the DC and centered on the 675 m elevation; and

•                  Hole 520-EX286-45 grading 80.3 g/t gold over 0.73 m at the 2,100 ft (650 m) elevation.

2018 Black Fox Complex Exploration Targets

Black Fox Deep

A deep directional drilling program from surface targeting potential extensions of mineralization down dip of the DC zone at 3,000-4,600 ft (900-1,400 m) depth is currently underway. The deepest mineral reserve at Black Fox is currently at the 2,750 ft (840 m) elevation, and the deepest mineral resource is at the 2,900 ft (880 m) elevation. The deepest DC drill intercept to-date was in Hole 520-EX346-28 grading 5.3 g/t gold over 1.45 m in a quartz vein with visible gold at the 3,450 ft (1,050 m) elevation.

Tamarack — Intriguing Base Metals and Gold

The Tamarack zone is located southeast of the Black Fox open pit and contains significant gold and zinc-lead-silver massive sulfide mineralization. The zone starts near surface and appears to extend for 2,500 ft (760 m) vertical with a coherent dip at the contact between volcanic and sedimentary rock units (see Figure 2). As the Tamarack zone is open along strike and at depth, current exploration is focused on determining the distribution of gold and base metal zones and true size potential.

Five surface drill holes have recently been completed targeting base metal and gold mineralization. Hole 17BF-621, located down the dip of the near surface mineralization returned 23.6% zinc, 15.0% lead, 0.15 g/t gold, 277 g/t silver over 5.10 m (not true width).

Two underground drills were also mobilized, one targeting the down dip projection of the surface base metal and gold zone, and the second tracing the Deep Tamarack zone up dip at the 1,650 and 2,000 ft (500 and 600 m) elevations. Hole 520-EX582-45 located 260 ft (80 m) up dip of Deep Tamarack returned 5.6% zinc, 0.4% lead, 0.5 g/t gold and 9.8 g/t silver over 5.97 m, including 40.8% zinc over 0.37 m (not true width).

In 2017, six underground holes from the 1,700 ft (520 m) elevation were drilled to refresh the understanding of a tight cluster of historic holes that define the Deep Tamarack zone. Drill holes tested the 2,450 and 2,800 ft (750 and 850 m) elevations on approximately 160 ft (50 m) horizontal spacing around the historic holes. Significant intersections of gold and base metal mineralization (not always coincident) include:

•                  Hole 520-EX582-40 grading 5.4 g/t gold over 4.70 m; and

•                  Hole 520-EX584-42 grading 10.4 % zinc, 1.3% lead, 1.43 g/t gold, 18 g/t silver over 2.00 m (not true width) in semi-massive sulfide mineralization.

Froome Deposit

The Froome deposit is located 2,800 ft (850 m) to the West of the Black Fox open pit. It was discovered in 2014 and has a current Indicated resource of 151,000 gold ounces at a grade of 5.5 g/t. A drill program is focusing on extending the Froome deposit at depth. It will be executed in conjunction with geophysical methods to aid in vectoring towards mineralization. Lateral extensions will also be tested to follow up on prior significant lateral drill intersections to the northwest and southeast of the deposit (see Figure 3).

Drilling in late 2016 along strike 1,000 ft (300 m) northwest of Froome returned an excellent intersection in Hole 16PR-G214 grading 12.5 g/t gold over 22.0 m, including 61.1 g/t gold over 3.2 m (not true width). The follow up program of six holes intercepted significant gold values without repeating the high-grade assays, however the drilling supports the continuity of the host lithology and warrants additional drilling, which will be completed in 2018.

Grey Fox Deposit

Grey Fox has a current open pit and underground resource of 668,000 gold ounces at a grade of 4.4 g/t in the Indicated category, and 174,000 gold ounces at a grade of 4.2 g/t in the Inferred category. Exploration at Grey Fox in 2018 will drill test the depth extensions of high-grade portions of the deposit and along strike within the Grey Fox structural zone.

Stock Property

The Stock property (location of the Black Fox Stock Mill) is the site of the former Stock Mine, which produced 137,000 gold ounces at a grade of 5.5 g/t from an underground mine between 1989-2005. Exploration at Stock will start by validating a historical near surface zone of mineralization to the East of the mine.

Figures 1-3 (Click to download .PDF):

http://mcewenmining.com/files/doc_news/archive/20180117_black_fox/figures_mux_jan_17_2018.pdf

Table 1 — Black Fox Drilling (Click to download .XLS):

http://mcewenmining.com/files/doc_news/archive/20180117_black_fox/table_1_mux_jan_17_2018_black_fox_au_composites.xlsx

Table 2 — Tamarack Drilling (Click to download .XLS):

http://mcewenmining.com/files/doc_news/archive/20180117_black_fox/table_2_mux_jan_17_2018_tamarack_composites.xlsx

Table 3 — Froome Drilling (Click to download .XLS):

http://mcewenmining.com/files/doc_news/archive/20180117_black_fox/table_3_mux_jan_17_2018_froome_composites.xlsx

ABOUT MCEWEN MINING

McEwen has the goal to qualify for inclusion in the S&P 500 Index by creating a profitable gold and silver producer focused in the Americas. McEwen’s principal assets consist of: the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo Gold mine in Mexico; the Black Fox mine in Timmins, Canada; the Gold Bar mine in Nevada, currently under construction; and the large Los Azules copper project in Argentina, advancing towards development.

McEwen has a total of 337 million shares outstanding. Rob McEwen, Chairman and Chief Owner, owns 24% of McEwen.

QUALIFIED PERSON

Technical information pertaining to geology and exploration contained in this news release has been prepared under the supervision of Dean Crick. Mr. Crick is a “qualified person” within the meaning of NI 43-101.

TECHNICAL INFORMATION

Black Fox Complex drilling was conducted by Norex Drilling supervised by McEwen’s Geology Department. All exploration drill core samples at the Black Fox Complex were submitted as 1/2 core and analyses reported herein were performed by the independent laboratories: Accurassay Laboratories, which is ISO/IEC 17025 certified, ALS Laboratories, which is ISO 9001/IEC17025 certified, Activation Labs, which is ISO 9001/IEC17025 certified, SGS Canada Laboratories, which is ISO9001/IEC17025 certified, and Swastika Laboratories, which is ISO 17025 certified. Samples from definition and select delineation drilling, and development sampling completed within the Black Fox mine are assayed at McEwen’s onsite laboratory. McEwen’s quality control program includes systematic insertion of blanks, standard reference material and duplicates to ensure laboratory accuracy.

To determine the lengths of significant mineralised intervals, the following composite criteria was established: a minimum reportable interval length of 3 m was determined by establishing a cut off grade of 3.4 g/t Au for underground (1 g/t Au for near surface). A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites.  Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 10, it may be reported.  There is no top cutting or capping of assays.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results including, but not limited to, the closing of the Offering and the use of proceeds thereof. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks related to fluctuations in mine production rates, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. The Company’s dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION:

Mihaela Iancu Investor Relations (647)-258-0395 ext 320 info@mcewenmining.com	Website: www.mcewenmining.com Facebook: facebook.com/mcewenrob Twitter: twitter.com/mcewenmining	150 King Street West Suite 2800, P.O. Box 24 Toronto, Ontario, Canada M5H 1J9 (866)-441-0690